As filed with the Securities and Exchange Commission on May 13, 1998

                                                    Registration No. 333 - 50745

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 --------------

                              REXALL SUNDOWN, INC.
             (Exact Name of Registrant as Specified in its Charter)
                                 --------------
      Florida                                                    59-1688986
 (State or Other Jurisdiction                                (I.R.S. Employer
 of Incorporation or Organization)                           Identification No.)

                          851 Broken Sound Parkway, NW
                            Boca Raton, Florida 33487
                                 (561) 241-9400

    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)
                                ----------------

                              Richard Werber, Esq.
                                 Vice President,
                          General Counsel and Secretary
                              Rexall Sundown, Inc.
                          851 Broken Sound Parkway, NW
                            Boca Raton, Florida 33487
                                 (561) 241-9400

            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)
                                ----------------

                          Copies of communications to:

                              Paul Berkowitz, Esq.
                          Greenberg, Traurig, Hoffman,
                          Lipoff, Rosen & Quentel, P.A
                              1221 Brickell Avenue
                              Miami, Florida 33131
                                 (305) 579-0500
                               ------------------

                  Approximate date of commencement of proposed
                sale to the public: As soon as practicable after
                 this Registration Statement becomes effective.
                               -------------------

        If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.|X|

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| _______________

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
|-| ---------------

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
--------------------------------------------------------------------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida, on this 13th day of May, 1998.

                              REXALL SUNDOWN, INC.


                              By:       *
                                       ---------------------------------------
                                       Christian Nast, Chief Executive Officer
                                       and Director



         Pursuant to the requirements of the Securities Act, this Plost-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                         Title                                           Date
/s/ Carl DeSantis                                 Chairman of the Board                           May 13, 1998
----------------------------------------------
Carl DeSantis

 *                                                Director and Chief Executive Officer            May 13, 1998
----------------------------------------------
Christian Nast

 *                                                Director and President                          May 13, 1998
----------------------------------------------
Damon DeSantis

 *                                                Vice President - Finance, Chief                 May 13, 1998
----------------------------------------------    Financial Officer, Treasurer and Chief
Geary Cotton                                      Accounting Officer

 *                                                Director and President -                        May 13, 1998
----------------------------------------------    Sundown Vitamins
Nickolas Palin

 *                                                Director                                        May 13, 1998
----------------------------------------------
Dean DeSantis

                                      II-3

 *                                                Director and President of                       May 13, 1998
----------------------------------------------    Richardson Labs, Inc.
John Priddy

 *                                                Director                                        May 13, 1998
----------------------------------------------
Stanley Leedy

                                                  Director                                        May __, 1998
----------------------------------------------
Raymond Monteleone

 *                                                Director                                        May 13, 1998
----------------------------------------------
Melvin Stith

* By:  /s/ Carl DeSantis
       -----------------
       Attorney-In-Fact


                                  EXHIBIT INDEX



Number            Description

    5.1           Opinion of Greenberg, Traurig, Hoffman, Lipoff, Rosen &
                  Quentel, P.A. (1)

   10.1 Underwriting Agreement dated May 5, 1998 between Rexall Sundown, Inc. and Smith Barney Inc.

   23.1 Consent of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A. (contained in Exhibit 5.1 hereto)(1)

   23.2           Consent of Coopers & Lybrand L.L.P.(1)

   24.1 Power of Attorney (Reference is made to page II-3 of this Registration Statement)(1)

------------------
(1) Previously Filed